EXHIBIT 99.1

Talend Reports First Quarter 2019 Financial Results

Record quarterly revenue of $57.8 million
Talend Cloud represented 36% of new ARR, up from 25% in the previous quarter

REDWOOD CITY, Calif., May 08, 2019 (GLOBE NEWSWIRE) -- Talend (NASDAQ: TLND), a global leader in cloud data integration and data integrity, today released financial results for the first quarter ended March 31, 2019.

First Quarter 2019 Financial Results:

  Annualized Recurring Revenue (“ARR”) of $205.1 million, up 28% year-over-year or 34% on a constant currency basis
  Talend Cloud represented 36% of new ARR and Talend Cloud revenue grew more than 100% year-over-year for the eleventh consecutive quarter
  Total revenue of $57.8 million, up 24% year-over-year
  Subscriptions revenue of $50.0 million, up 26% year-over-year or 31% on a constant currency basis
  GAAP operating loss of $17.4 million
  Non-GAAP operating loss of $9.3 million
  Dollar-based Net Expansion Rate of 118% on a constant currency basis

“We are pleased to start 2019 with record first-quarter revenue of $57.8 million” said Mike Tuchen, Chief Executive Officer.  “Our results were driven by our continued cloud momentum with Talend Cloud once again growing at over 100%.  We strengthened our cloud offering with the recent introduction of Pipeline Designer, which will add to our frictionless channel and ability to land and expand in accounts. During the quarter, we were also recognized by Gartner as a leader in the Magic Quadrant for Data Quality Tools for the second consecutive time, which we view as strong validation of our ability to deliver trusted data.”

Recent Business Highlights:

  Launched Talend Spring ’19 including Pipeline Designer for Talend Cloud
  Announced the availability of Talend Cloud on Microsoft Azure
  Announced support for Databricks’ new open source project Delta Lake, helping companies process data at scale in the cloud
  Named a Leader in the Gartner Magic Quadrant for Data Quality Tools
  Recognized as a Strong Performer in The Forrester Wave: Strategic iPaaS and Hybrid Integration Platform Report

Financial Guidance:

Second Quarter of 2019:

  Total revenue is expected to be in the range of $58.8 million to $59.8 million.
  Non-GAAP loss from operations is expected to be in the range of $(10.1) million to $(9.1) million.
  Non-GAAP net loss is expected to be in the range of $(10.6) million to $(9.6) million.
  Non-GAAP net loss per share is expected to be in the range of $(0.35) to $(0.31).
  This is based on a basic and diluted weighted average share count of 30.5 million shares.

Full Year 2019:

  Total revenue is expected to be in the range of $248.0 million to $250.0 million.
  Non-GAAP loss from operations is expected to be in the range of $(29.3) million to $(27.3) million.
  Non-GAAP net loss is expected to be in the range of $(31.0) million to $(29.0) million.
  Non-GAAP net loss per share is expected to be in the range of $(1.01) to $(0.95).
  This is based on a basic and diluted weighted average share count of 30.6 million shares.

Talend’s outlook assumes similar business conditions and foreign exchange rates as of April 30, 2019.  A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, many of these costs and expenses that may be incurred in the future. The company has provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables for its fiscal first quarter 2019 results included in this press release.

These statements are forward-looking and actual results may differ materially. Refer to the section under the heading “Forward-Looking Statements” below for information on the factors that could cause our actual results to differ materially. An explanation of non-GAAP measures and key business metrics is also included below under the heading “Non-GAAP Financial Measures”.

Conference Call Information:
Talend will host a conference call and live webcast for analysts and investors at 4:30 p.m. Eastern time on May 8, 2019.

Parties in the United States and Canada can access the call by dialing (888) 254-3590, using conference code 9570249. International parties can access the call by dialing (323) 994-2093, using conference code 9570249.

The webcast will be accessible on Talend’s investor relations website at http://investor.talend.com for one year. A telephonic replay of the conference call will be available through May 13, 2019.  To access the replay, parties in the United States and Canada should call (888) 203-1112 and enter conference code 9570249.  International parties should call (719) 457-0820 and enter conference code 9570249.

Non-GAAP Financial Measures:

This press release contains financial measures that are not calculated in accordance with GAAP. Our management evaluates and makes operating decisions using various performance measures. In addition to Talend’s GAAP results, we also consider non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income (loss), and non-GAAP net income (loss) per share. These non-GAAP results should not be considered in isolation or as an alternative to gross profit, operating expenses, net income (loss), net income (loss) per share, or any other performance measure derived in accordance with GAAP.   In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison.  We present these non-GAAP results because we consider them to be important supplemental measures of Talend’s performance. A reconciliation of our historical non-GAAP financial measures to their most directly comparable financial measure stated in accordance with U.S. GAAP has been provided in the financial statement tables included in this press release. Investors are encouraged to review these reconciliations, and not to rely on any single financial measure to evaluate our business.

Our non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net loss, and non-GAAP net loss per share are exclusive of certain items to facilitate management’s review of the comparability of Talend’s core operating results on a period to period basis because such items are not related to Talend’s ongoing core operating results as viewed by management. We define our “core operating results” as those revenues recorded in a particular period and the expenses incurred within that period that directly drive operating income in that period. Management uses these non-GAAP financial measures in making operating decisions because, in addition to meaningful supplemental information regarding operating performance, the measures give us a better understanding of how we should invest in research and development, fund infrastructure growth and evaluate the effectiveness of marketing strategies. In calculating the above non-GAAP results, management specifically adjusted for the following excluded items:

a)	Share-based compensation expense. We excluded from our non-GAAP results the expense related to equity-based compensation plans as they represent expenses that do not require cash settlement from Talend.
b)	Amortization of acquired intangible assets. We excluded from our non-GAAP results the intangible assets amortization expense resulting from our past acquisitions. These non-cash charges are not considered by management to reflect the core cash-generating performance of the business and therefore are excluded from our non-GAAP results.
c)	Transaction-related expenses. We excluded from the non-GAAP results the expenses which are related to recent acquisitions. These expenses are unrelated to our ongoing operations and we do not expect them to occur in the ordinary course of business. We believe that excluding these acquisition related expenses provides more meaningful comparisons of the financial results to our historical operations and forward-looking guidance and the financial results of less acquisitive peer companies

In addition, we calculate certain non-GAAP measures and key business metrics as presented below:

a)	Free cash flow is defined as net cash from (used in) operating activities less cash used in investing activities for acquisition of property and equipment.
b)	Subscription revenue growth on a constant currency basis represents subscription revenue adjusted to exclude foreign currency impacts. Subscription revenue on a constant currency basis is calculated by applying the average monthly currency rates for each month in the comparative period to the corresponding month in the current period. We believe the disclosure of subscription revenue in constant currency provides useful supplementary information to investors considering potential significant fluctuations in currency rates.
c)	Annual recurring revenue (“ARR”) is defined as the annualized recurring value of all active contracts at the end of a reporting period. ARR includes subscriptions for use of installed software products and SaaS offerings, which includes Stitch, and excludes original equipment manufacturer ("OEM") sales. Both multi-year contracts and contracts with terms less than one year are annualized by dividing the total committed contract value by the number of months in the subscription term and then multiplying by twelve.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this press release include, but are not limited to, our anticipated operating results for the 2019 second quarter and fiscal year, our expectations regarding the evolution of our marketplace and the goals for our Talend Data Fabric and Pipeline Designer, our ability to capture an increasing share of the cloud and big data integration market, our expectations regarding the impact of our collaborations with partners on our market, and our belief that we are well-positioned to capitalize on the growing trends of modern data technologies and cloud adoption. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to inherent risks, uncertainties and changes in circumstance that are difficult or impossible to predict. Consequently, you should not rely on these forward-looking statements. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of such uncertainties, risks, and changes in circumstances, including without limitation risks and uncertainties related to our ability to continue to deliver and improve our products and successfully develop new products; customer acceptance and purchase of our existing products and new products, including conversion of bookings to sales; our ability to retain existing customers and generate new customers; the market for data integration solutions, particularly our cloud and big data integration solutions, not continuing to develop; competition from other products and services; and general market, political, economic and business conditions, including the fluctuation of foreign currency exchange rates.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, and the foregoing list of factors is not exclusive. Additional risks and uncertainties that could affect our financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and elsewhere in our most recent filings with the Securities and Exchange Commission, including our most recent report on Form 10-K filed with the SEC on February 28, 2019 and any subsequent reports on Form 10-Q or form 8-K filed with the SEC. Our SEC filings are available on the Investors section of Talend’s website at http://investor.talend.com and the SEC’s website at www.sec.gov. The forward-looking statements in this press release are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements provided to reflect any change in our expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law.

About Talend

Talend (NASDAQ: TLND), a leader in cloud data integration and data integrity, enables companies to transform by delivering trusted data at the speed of business. Talend Data Fabric offers a single suite of apps that shortens the time to trusted data by solving some of the most complex aspects of the data value chain. Users can collect data across systems, govern it to ensure proper use, transform it to new formats and improve quality, and share it with internal and external stakeholders.

Over 3,000 global enterprise customers choose Talend to rely on trusted data to make business decisions with confidence. Talend has been recognized as a leader in its field by leading analyst firms and industry publications including Forbes, InfoWorld and SD Times.

For more information, please visit www.talend.com and follow us on Twitter: @Talend.

Investor Contact:
Lisa Laukkanen or Lauren Sloane
The Blueshirt Group for Talend
ir@talend.com
415-217-2632

Media Contact:
Chris Taylor
Vice President, Corporate Communications
Ctaylor@Talend.com
408-674-1238

TALEND S.A.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,
	2019	2018
Revenue
Subscriptions	$50,037	$39,786
Professional services	7,801	7,027
Total revenue	57,838	46,813
Cost of revenue
Subscriptions	7,322	5,368
Professional services	7,878	5,881
Total cost of revenue	15,200	11,249
Gross profit	42,638	35,564
Operating expenses
Sales and marketing	34,726	26,142
Research and development	14,858	9,729
General and administrative	10,412	9,874
Total operating expenses	59,996	45,745
Loss from operations	(17,358)	(10,181)
Other income (expense), net	(357)	77
Loss before benefit (provision) for income taxes	(17,715)	(10,104)
Benefit (provision) for income taxes	77	(11)
Net loss	$(17,638)	$(10,115)

Net loss per share attributable to ordinary shareholders:
Basic and diluted net loss per share	$(0.58)	$(0.34)

Weighted-average shares outstanding used to compute net loss per share attributable to ordinary shareholders:	30,243	29,539

TALEND S.A.
CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
(in thousands, except per share data)
(unaudited)

	March 31,	December 31,
	2019	2018
ASSETS
Current assets:
Cash and cash equivalents	$29,070	$33,740
Accounts receivables, net of allowance for doubtful accounts	47,691	67,531
Contract acquisition costs	8,612	9,563
Other current assets	9,885	9,825
Total current assets	95,258	120,659
Non-current assets:
Contract acquisition costs	20,282	19,390
Operating lease right-of-use assets *	29,764	—
Property and equipment, net	5,579	6,335
Goodwill	49,546	49,659
Intangible assets, net	17,993	19,420
Other non-current assets	4,616	3,661
Total non-current assets	127,780	98,465
Total assets	$223,038	$219,124
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$2,759	$5,760
Accrued expenses and other current liabilities	28,020	36,475
Contract liabilities - deferred revenue, current **	122,223	127,065
Operating lease liabilities, current *	5,159	—
Short-term debt	256	208
Total current liabilities	158,417	169,508
Non-current liabilities:
Deferred income taxes	470	469
Other non-current liabilities	894	950
Contract liabilities - deferred revenue, non-current **	19,305	23,082
Operating lease liabilities, non-current *	25,651	—
Long-term debt	605	676
Total non-current liabilities	46,925	25,177
Total liabilities	205,342	194,685

STOCKHOLDERS' EQUITY
Ordinary shares, par value €0.08 per share; 30,359,600 and 30,158,374 shares authorized, issued and outstanding, respectively	3,146	3,128
Additional paid-in capital	255,408	244,878
Accumulated other comprehensive income	995	607
Other reserves	182	138
Accumulated losses	(242,035)	(224,312)
Total stockholders’ equity	17,696	24,439
Total liabilities and stockholders’ equity	$223,038	$219,124

(*) Effectively January 1, 2019 the Company adopted ASC 842, Leases, using modified retrospective approach. The results of this adoption have been reflected in each period presented.

(**) Balance as of December 31, 2018 has been revised to reflect an immaterial reclassification of deferred revenue between short term and long term. This revision did not have any impact in any other financial statements for the periods presented.

TALEND S.A.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2019	2018
Cash flows from operating activities:
Net loss for the period	$(17,638)	$(10,115)
Adjustments to reconcile net loss to net cash (used in) from operating activities:
Depreciation	707	441
Amortization of intangible assets	1,330	529
Unrealized loss foreign exchange	362	110
Share-based compensation	6,690	4,021
Changes in operating assets and liabilities:
Accounts receivable	19,676	17,996
Operating leases	32	—
Other assets	(493)	152
Accounts payable	(3,122)	(909)
Accrued expenses and other current liabilities	(7,538)	(2,928)
Contract liabilities - deferred revenue	(7,927)	(3,612)
Net cash (used in) from operating activities	(7,921)	5,685
Cash flows from investing activities:
Acquisition of property and equipment	(587)	(560)
Net cash used in investing activities	(587)	(560)
Cash flows from financing activities:
Proceeds from issuance of ordinary shares related to exercise of stock awards	1,629	2,569
Proceeds from issuance of ordinary shares related to employee stock purchase plan	2,273	—
Repayment of borrowings	(7)	(34)
Net cash from financing activities	3,895	2,535
Net (decrease) increase in cash and cash equivalents	(4,613)	7,660
Cash and cash equivalents at beginning of the period	33,740	87,024
Effect of exchange rate changes on cash and cash equivalents	(57)	711
Cash and cash equivalents at end of the period	$29,070	$95,395

TALEND S.A.
GAAP to non-GAAP Reconciliation
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,
	2019	2018
Reconciliation of GAAP gross profit to non-GAAP gross profit:
GAAP gross profit:	$42,638	$35,564

GAAP subscriptions gross profit	$42,715	$34,418
Stock-based compensation expense	629	177
Non-GAAP subscription gross profit	$43,344	$34,595

GAAP professional services gross profit	$(77)	$1,146
Stock-based compensation expense	527	104
Non-GAAP professional services gross profit	$450	$1,250

Non-GAAP gross profit:	$43,794	$35,845

Reconciliation of GAAP operating expenses to non-GAAP operating expenses:
GAAP operating expenses:	$(59,996)	$(45,745)

GAAP sales and marketing:	$(34,726)	$(26,142)
Stock-based compensation expense	1,527	1,181
Non-GAAP sales and marketing	$(33,199)	$(24,961)

GAAP research and development:	$(14,858)	$(9,729)
Stock-based compensation expense	2,232	1,183
Amortization of acquired intangible assets	916	412
Non-GAAP research and development	$(11,710)	$(8,134)

GAAP general and administrative:	$(10,412)	$(9,874)
Stock-based compensation expense	1,776	1,376
Amortization of acquired intangible assets	413	106
Transaction related expenses	-	288
Non-GAAP general and administrative	$(8,223)	$(8,104)

Non-GAAP operating expenses:	$(53,132)	$(41,199)

TALEND S.A.
GAAP to non-GAAP Reconciliation
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,
	2019	2018

Reconciliation of GAAP operating loss to non-GAAP operating loss:
GAAP operating loss	$(17,358)	$(10,181)
Stock-based compensation expense	6,691	4,021
Amortization of acquired intangible assets	1,329	518
Transaction related expenses	-	288
Non-GAAP operating loss	$(9,338)	$(5,354)

Reconciliation of GAAP net loss to non-GAAP net loss:
GAAP net loss:	$(17,638)	$(10,115)
Stock-based compensation expense	6,691	4,021
Amortization of acquired intangible assets	1,329	518
Transaction related expenses	-	288
Non-GAAP net loss:	$(9,618)	$(5,288)

GAAP and non-GAAP weighted-average shares outstanding	30,243	29,539

GAAP loss per share:	$(0.58)	$(0.34)
Non-GAAP loss per share:	$(0.32)	$(0.18)

Free cash flow:
Net cash (used in) from operating activities	$(7,921)	$5,685
Acquisition of property and equipment	587	560
Free cash flow	$(8,508)	$5,125

Constant currency reconciliation:
Subscription revenue as reported	$50,037	$39,786
Conversion impact U.S. Dollar/other currencies	1,913	-
Subscription revenue on constant currency basis	$51,950	$39,786